Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated October 12, 2017
(to Prospectus dated June 14, 2017, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$50,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement supplements the prospectus supplement dated September 12, 2017, the prospectus supplement dated August 16, 2017, or the “August Prospectus Supplement,” the prospectus supplement dated July 13, 2017, the prospectus supplement dated June 28, 2017, or the “First Prospectus Supplement,” and the accompanying prospectus thereto dated June 14, 2017, or the “Base Prospectus,” and collectively, the “Prospectus.” The Prospectus relates to the offering of $50,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with FBR Capital Markets & Co. This prospectus supplement provides certain updated financial information for the Company.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-8 of the August Prospectus Supplement, page S-20 of the First Prospectus Supplement and page 17 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

UPDATED FINANCIAL INFORMATION

Estimated Financial Information as of September 30, 2017

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of September 30, 2017 was between $16.62 and $16.72.

In addition, management’s unaudited estimate of the range of our net investment income and realized gain per share of our common stock for the quarter ended September 30, 2017 was between $0.43 and $0.47.

Distributions

On October 2, 2017, we declared three monthly distributions on shares of our common stock of $0.20 per share. Such distributions are expected to be paid on October 31, 2017, November 30, 2017 and December 29, 2017 to holders of record as of October 12, 2017, November 10, 2017 and December 12, 2017, respectively.

On October 2, 2017 we declared three monthly distributions of $0.161459 per share on shares of each of our 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock. Such distributions are expected to be paid on October 31, 2017, November 30, 2017 and December 29, 2017 to holders of record as of October 12, 2017, November 10, 2017 and December 12, 2017, respectively.